                                                                       Exhibit 4


                         AETNA LIFE AND CASUALTY COMPANY

                                       AND

                       THE FIRST NATIONAL BANK OF BOSTON,

                                     Trustee


                                    ---------


                                    INDENTURE

                          Dated as of October 15, 1986


                                    ---------


                                 Debt Securities

                             CROSS REFERENCE SHEET*

      Between the provisions of the Trust Indenture Act of 1939 and an Indenture dated as of October 15, 1986 between Aetna Life and Casualty Company (the "Company") and The First National Bank of Boston, as Trustee.

Section of the Act                                        Section of Indenture
------------------                                        --------------------
310(a)(1) and (2)..................................8.09
310(a)(3) and (4)..................................Inapplicable
310(b).............................................8.08 and 8.10(a), (b) and (d)
310(c).............................................Inapplicable
311(a).............................................8.13(a) and (c)(1) and (2)
311(b).............................................8.13(b)
311(c).............................................Inapplicable
312(a).............................................6.01 and 6.02(a)
312(b).............................................6.02(b)
312(c).............................................6.02(c)
313(a).............................................6.04(a)
313(b)(1)..........................................Inapplicable
313(b)(2)..........................................6.04(b)
313(c).............................................6.04(c)
313(d).............................................6.04(d)
314(a).............................................6.03
314(b).............................................Inapplicable
314(c)(1) and (2)..................................14.04
314(c)(3)..........................................Inapplicable
314(d).............................................Inapplicable
314(e).............................................14.04
314(f).............................................Inapplicable
315(a),(c) and (d).................................8.01
315(b).............................................7.10
315(e).............................................7.11
316(a)(1)..........................................7.09
316(a)(2)..........................................Not required
316(a)(last sentence)..............................9.04
316(b).............................................7.07
317(a).............................................7.02
317(b).............................................5.04(a)
318(a).............................................14.06


--------

* This Cross Reference Sheet shall not for any purpose be deemed part of the Indenture, as executed.

                               TABLE OF CONTENTS*

                                                                            Page
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PARTIES......................................................................1
RECITALS.....................................................................1

                                   ARTICLE ONE

                                   DEFINITIONS

SECTION 1.01.   Certain Terms Defined........................................1
                Board of Directors...........................................2
                Business day.................................................2
                Commission...................................................2
                Common Stock.................................................2
                Company......................................................2
                Control......................................................2
                Corporate Trust Office.......................................3
                Defaulted Interest...........................................3
                Event of Default.............................................3
                Fair Value...................................................3
                Indenture....................................................3
                Interest Payment Date........................................3
                Non-Recourse Indebtedness....................................3
                Officers' Certificate........................................4
                Opinion of Counsel...........................................4
                Original Issue Discount Security.............................4

                Person.......................................................4
                Predecessor Security.........................................4
                Principal Insurance Subsidiary...............................4
                Register.....................................................5
                Regular Record Date..........................................4
                Responsible officer..........................................4
                Security; Outstanding........................................5
                Security holder..............................................6
                Sinking fund redemption price................................6
                Special Record Date..........................................7
                Subsidiary...................................................7
                Trustee......................................................7
                Trust Indenture Act of 1939..................................7
                U.S. Government Obligations..................................7
                Voting stock.................................................8
                Yield to Maturity............................................8

                                   ARTICLE TWO

              ISSUE, EXECUTION, FORM AND REGISTRATION OF SECURITIES

SECTION 2.01.   Generally....................................................8
SECTION 2.02.   Form of Securities; Issuable in Series; Terms................8
SECTION 2.03.   Denominations...............................................10
SECTION 2.04.   Execution...................................................10
SECTION 2.05.   Authentication and Dating...................................11
SECTION 2.06.   Registration, Transfer and Exchange.........................13
SECTION 2.07.   Mutilated, Destroyed, Lost and Stolen Securities............14
SECTION 2.08.   Cancellation of Securities; Destruction Thereof.............15
SECTION 2.09.   Temporary Securities........................................15
SECTION 2.10.   Defaulted Interest..........................................16

                                  ARTICLE THREE

         REDEMPTION OF SECURITIES-OPTIONAL AND SINKING FUND REDEMPTIONS

SECTION 3.01.   Applicability of Article....................................17


----------
* This Table of Contents shall not for any purpose be deemed part of the Indenture, as executed.

                                                                            Page
                                                                            ----
SECTION 3.02.   Notice of Redemption; Partial Redemptions...................17
SECTION 3.03.   Payment of Securities Called for Redemption.................18
SECTION 3.04.   Sinking Fund Redemptions....................................19
SECTION 3.05.   Exclusion of Company Owned Securities.......................21

                                  ARTICLE FOUR

                            CONVERSION OF SECURITIES

SECTION 4.01.   Applicability of Article....................................22
SECTION 4.02.   Exercise of Conversion Privilege............................22
SECTION 4.03.   No Fractional Shares........................................24
SECTION 4.04.   Adjustment to Conversion Price..............................24
SECTION 4.05.   Reservation of Shares of Common Stock.......................25
SECTION 4.06.   Payment of Certain Taxes Upon Conversion....................25
SECTION 4.07.   Nonassessability............................................25
SECTION 4.08.   Effect of Consolidation or Merger on Conversion Privilege...26
SECTION 4.09.   Duties of Trustee Regarding Conversion......................27
SECTION 4.10.   Repayment of Certain Funds Upon Conversion..................28

                                  ARTICLE FIVE

                       PARTICULAR COVENANTS OF THE COMPANY

SECTION 5.01.   Payment of Principal of and Interest on Securities..........28
SECTION 5.02.   Maintenance of Offices or Agencies for Registration,
                Transfer, Exchange, Conversion and Payment of Securities....28
SECTION 5.03.   Appointment To Fill a Vacancy in Office of Trustee..........29
SECTION 5.04.   Paying Agents...............................................29
SECTION 5.05.   Limitations on Liens on Common Stock of Principal
                Insurance Subsidiaries......................................30
SECTION 5.06.   Certificates to Trustee.....................................30

                                                                            Page
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                                   ARTICLE SIX

        LISTS OF SECURITY HOLDERS; REPORTS BY THE COMPANY AND THE TRUSTEE

SECTION 6.01.   Company To Furnish Trustee Information as to Names
                and Addresses of Security Holders...........................31
SECTION 6.02.   Preservation of Information; Communications to Security
                Holders.....................................................31
SECTION 6.03.   Reports by the Company......................................33
SECTION 6.04.   Reports by the Trustee......................................34

                                  ARTICLE SEVEN

                          REMEDIES ON EVENT OF DEFAULT

SECTION 7.01.   Event of Default Defined; Acceleration of Maturity;
                Waiver of Default...........................................35
SECTION 7.02.   Collection of Indebtedness by Trustee; Trustee May Prove
                Debt........................................................40
SECTION 7.03.   Application of Proceeds.....................................43
SECTION 7.04.   Suits for Enforcement.......................................44
SECTION 7.05.   Restoration of Rights on Abandonment of Proceedings.........44
SECTION 7.06.   Limitations on Proceedings by Security Holders..............44
SECTION 7.07.   Unconditional Right of Security Holders To Sue for
                Principal and Interest......................................45
SECTION 7.08.   Powers and Remedies Cumulative; Delay or Omission Not
                Waiver of Default...........................................45
SECTION 7.09.   Control by Security Holders; Waiver of Default..............46
SECTION 7.10.   Trustee To Give Notice of Default; May Withhold Under
                Certain Circumstances.......................................47
SECTION 7.11.   Right of Court To Require Filing of Undertaking To Pay
                Costs.......................................................48

                                  ARTICLE EIGHT

                             CONCERNING THE TRUSTEE

SECTION 8.01.   Duties and Responsibility of the Trustee: Prior to
                Default; During Default.....................................48

                                                                            Page
                                                                            ----

SECTION 8.02.   Certain Rights of the Trustee...............................50
SECTION 8.03.   Recitals; Trustee Not Responsible for Disposition of
                Securities or Application of Proceeds Thereof...............51
SECTION 8.04.   Trustee May Hold Securities.................................51
SECTION 8.05.   Moneys Held by Trustee......................................51
SECTION 8.06.   Compensation of Trustee and Its Prior Claim.................52
SECTION 8.07.   Right of Trustee To Rely on Officers' Certificate...........52
SECTION 8.08.   Qualification of Trustee; Resignation of Trustee With
                Conflicting Interests.......................................53
SECTION 8.09.   Persons Eligible for Appointment as Trustee.................59
SECTION 8.10.   Resignation and Removal; Appointment of Successor Trustee...59
SECTION 8.11.   Acceptance of Appointment by Successor Trustee..............61
SECTION 8.12.   Merger, Conversion or Consolidation of Trustee..............62
SECTION 8.13.   Preferential Collection of Claims Against the Company.......63
SECTION 8.14.   Limitation on Role of Trustee in Participating in
                Solicitation of Consents, Authorizations, Etc. .............67

                                  ARTICLE NINE

                         CONCERNING THE SECURITY HOLDERS

SECTION 9.01.   Evidence of Action Taken by Security Holders................68
SECTION 9.02.   Proof of Execution of Instruments and of Holding of
                Securities..................................................69
SECTION 9.03.   Holders of Securities May Be Treated as Owners..............69
SECTION 9.04.   Securities Owned by Company Deemed Not Outstanding..........70
SECTION 9.05.   Right of Revocation of Action Taken.........................70

                                                                            Page
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                                   ARTICLE TEN

                           SECURITY HOLDERS' MEETINGS

SECTION 10.01.  Purposes for Which Security Holders' Meetings May Be
                Called......................................................71
SECTION 10.02.  Trustee May Call Meeting....................................71
SECTION 10.03.  Company and Security Holders May Call Meeting...............71
SECTION 10.04.  Persons Entitled To Vote at Meeting.........................72
SECTION 10.05.  Determination of Voting Rights; Conduct and Adjournment
                of Meeting..................................................72
SECTION 10.06.  Counting Vote and Recording Action of Meeting...............73
SECTION 10.07.  Call of Meeting Not To Affect Rights of Trustee and
                Security Holders............................................74

                                 ARTICLE ELEVEN

                             SUPPLEMENTAL INDENTURES

SECTION 11.01.  Supplemental Indentures Without Consent of Security
                Holders.....................................................74
SECTION 11.02.  Supplemental Indentures With Consent of Security Holders....76
SECTION 11.03.  Effect of Supplemental Indentures...........................77
SECTION 11.04.  Documents To Be Given to Trustee............................78
SECTION 11.05.  Notation on Securities in Respect of Supplemental
                Indentures..................................................78
SECTION 11.06.  Waiver of Compliance by Security Holders....................78

                                 ARTICLE TWELVE

                          CONSOLIDATION, MERGER OR SALE

SECTION 12.01.  Company May Consolidate, Merge or Sell on Certain Terms.....78
SECTION 12.02.  Officers' Certificate and Opinion Of Counsel To Be Given
                to Trustee..................................................80

                                                                            Page
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                                ARTICLE THIRTEEN

            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

SECTION 13.01.  Satisfaction and Discharge of Indenture.....................80
SECTION 13.02.  Application by Trustee of Funds Deposited for Payment of
                Securities..................................................81
SECTION 13.03.  Repayment of Moneys Held by Paying Agent....................81
SECTION 13.04.  Return of Moneys Held by Trustee and Unclaimed for
                Three Years.................................................82
SECTION 13.05.  Defeasance Upon Deposit of Moneys or U.S. Government
                Obligations.................................................82

                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

SECTION 14.01.  Benefits of Indenture Restricted to Parties and Security
                Holders.....................................................83
SECTION 14.02.  Successors and Assigns......................................84
SECTION 14.03.  Notices and Demands.........................................84
SECTION 14.04.  Officers' Certificates and Opinions of Counsel;
                Statements To Be Contained Therein..........................84
SECTION 14.05.  Payments Due on Saturdays, Sundays and Holidays.............86
SECTION 14.06.  Conflict of Any Provision of Indenture With Trust
                Indenture Act of 1939.......................................86
SECTION 14.07.  Personal Immunity from Liability of Incorporators,
                Stockholders, Etc...........................................86
SECTION 14.08.  Laws of State of New York To Govern.........................86
SECTION 14.09.  Counterparts................................................87
SECTION 14.10.  Acceptance of Trust by Trustee..............................87
SECTION 14.11.  Effect of Headings..........................................87
TESTIMONIUM.................................................................87
SIGNATURES..................................................................87
ACKNOWLEDGMENTS.............................................................87

      Indenture, dated as of October 15, 1986, between AETNA LIFE AND CASUALTY COMPANY, a Connecticut insurance corporation (the "Company"), and THE FIRST NATIONAL BANK OF BOSTON, as trustee (the "Trustee").

      WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series ("Securities"), and, in order to provide, among other things, for the authentication and delivery thereof by the Trustee, the Company has duly authorized the execution and delivery of this Indenture;

      AND WHEREAS, the Company represents that all acts and things necessary to constitute these presents a valid agreement according to its terms have been done and performed, and the execution of this Indenture has in all respects been duly authorized, and the Company, in the exercise of legal right and power in it vested, executes this Indenture;

      NOW, THEREFORE:

      For and in consideration of the premises, of the purchase and acceptance of the Securities by the holders thereof and of the sum of One Dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of all holders of the Securities as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

      SECTION 1.01. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939 (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in such Trust Indenture Act and in such Securities Act as in force at the date as of which this Indenture was originally executed by the Company. All accounting terms used herein not expressly defined shall have the meanings given to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" shall mean such accounting principles as are generally accepted at the time of any computation. The singular shall imply the plural and vice-versa.

      Board of Directors:

      The term "Board of Directors" shall mean the Board of Directors of the Company, the Executive Committee of such Board or any other duly authorized committee of directors and/or officers appointed by such Board or Executive Committee.

      Business day:

      The term "business day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday except any of such days on which banks are authorized to be closed pursuant to the laws of the State of New York or of the Commonwealth of Massachusetts.

      Commission:

      The term "Commission" shall mean the Securities and Exchange Commission or any successor agency thereto.

      Common Stock:

      The term "Common Stock" shall mean, with respect to the Company, its common capital stock, without par value, and with respect to any Principal Insurance Subsidiary, stock of any class, however designated, except stock which is non-participating beyond fixed dividend and liquidation preferences and the holders of which have either no voting rights or limited voting rights entitling them, only in the case of certain contingencies, to elect less than a majority of the directors (or persons performing similar functions) of such Principal Insurance Subsidiary, and shall include securities of any class, however designated, which are convertible into such Common Stock.

      Company:

      The term "Company" shall mean AETNA LIFE AND CASUALTY COMPANY, a Connecticut insurance corporation, and, subject to the provisions of Article Twelve, shall also include its successors and assigns.

      Control:

      The term "control" shall mean the power to direct the management and policies of a person, directly or indirectly or through one or more intermediaries, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

      Corporate Trust Office:

      The term "Corporate Trust Office" shall mean the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date of execution of this Indenture, located at 100 Federal Street, Boston, Massachusetts 02110;
Attention: Corporate Trust Division.

      Defaulted Interest:

      The term "Defaulted Interest" shall have the meaning ascribed to it in
Section 2.10.

Event of Default:

      The term "Event of Default" shall mean any event specified in Section 7.01 which shall have continued for the period of time and with the notice, if any, therein designated.

      Fair Value:

      The term "Fair Value" when used with respect to Common Stock shall mean the fair value as determined in good faith by the Board of Directors.

      Indenture:

      The term "Indenture" shall mean this instrument as originally executed, or, if amended or supplemented as herein provided, as so amended or supplemented.

      Interest Payment Date:

      The term "Interest Payment Date" shall mean the date on which interest on a series of outstanding Securities is due and payable as provided in Section 2.02.

      Non-Recourse Indebtedness:

      The term "Non-Recourse Indebtedness" shall mean indebtedness for borrowed money as to which the liability of the Company or its Principal Insurance Subsidiaries is limited solely to specific assets.

      Officers' Certificate:

      The term "Officers' Certificate" shall mean a certificate signed by the chairman, the president, or any vice president and by any other vice president, the treasurer, any assistant treasurer, the secretary or any assistant secretary of the Company. Each such certificate shall include the statements provided for in Section 14.04, if and to the extent required by the provisions thereof.

      Opinion of Counsel:

      The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel who may be an employee of or counsel to the Company or who may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 14.04, if and to the extent required by the provisions thereof.

      Original Issue Discount Security:

      The term "Original Issue Discount Security" shall mean any Security which provides for an amount less than the principal amount thereof to be due and payable upon declaration of acceleration of maturity thereof pursuant to Section 7.01.

      Person:

      The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

      Predecessor Security:

      The term "Predecessor Security" shall mean, in reference to any particular Security, each and every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition any Security authenticated and delivered under Section 2.07 in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as such mutilated, destroyed, lost or stolen Security.

      Principal Insurance Subsidiary:

      The term "Principal Insurance Subsidiary" shall mean only Aetna Life Insurance Company and The Aetna Casualty and Surety Company, and any other subsidiary of the Company, including subsidiaries of subsidiaries, which shall hereafter succeed by merger or otherwise to a major part of the business of one or more of the Principal Insurance Subsidiaries. The decision as to whether a subsidiary shall have succeeded to a major part of the business of one or more of the Principal Insurance Subsidiaries shall be made in good faith by the Board of Directors by the adoption of a resolution so stating, and the Company shall within 30 days of the date of the adoption of such resolution deliver to the Trustee a copy thereof, certified by the secretary or an assistant secretary of the Company.

      Register:

      The term "register" shall mean the registry books of the Company, in which are maintained the names and addresses of Security holders, and such other information as is required by Section 2.06.

      Regular Record Date:

      The term "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series shall mean the date specified for that purpose as contemplated by Section 2.02.

      Responsible officer:

      The term "responsible officer" when used with respect to the Trustee shall mean the chairman of the board of directors, the vice chairman of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, the treasurer, any trust officer, any assistant trust officer, any second or assistant vice president, the cashier, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

      Security; Outstanding:

      The term "Security" shall mean any Security of any series authenticated and delivered under this Indenture.

      The term "outstanding," when used with reference to Securities, shall, except as otherwise provided in Section 8.08 and subject to the provisions of Section 9.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

            (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company (if the Company shall act as its own paying agent); provided, however, that if such Securities are to be redeemed, notice of such redemption shall have been given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

            (c) Securities in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07, other than any such Securities with respect to which there has been presented proof satisfactory to the Trustee that any of such Securities is held by a holder as to whom such Security is a valid, binding and legal obligation of the Company.

      In determining whether the holders of the requisite principal amount of Securities outstanding have given any direction, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon the declaration of acceleration of maturity thereof pursuant to Section 7.01.

      Security holder:

      The terms "Security holder," "holder of Securities," "registered holder," or other similar terms, shall mean the person in whose name the particular Security shall at the time be listed in the register kept for that purpose in accordance with the terms of this Indenture.

      Sinking fund redemption price:

      The term "sinking fund redemption price," when used with respect to any Security to be redeemed pursuant to Section 3.04, shall mean the price at which such Security is to be redeemed, as set forth in an indenture supplemental hereto, a resolution of the Board of Directors or a written instrument executed by one or more duly authorized officers of the

Company setting forth the terms of such Security in accordance with Section
2.02.

      Special Record Date:

      The term "Special Record Date" shall mean that date fixed by the Trustee, pursuant to Section 2.10.

      Subsidiary:

      The term "subsidiary" shall mean any corporation more than 50% of the voting stock of which at the time is owned or controlled, directly or indirectly, by the Company.

      Trustee:

      The term "Trustee" shall mean The First National Bank of Boston and, subject to the provisions of Article Eight, shall also include any successor trustee.

      Trust Indenture Act of 1939:

      Except as otherwise provided in Sections 11.01 and 11.02, the term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed by the Company.

      U.S. Government Obligations:

      The term "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of an entity controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clause (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

      Voting stock:

      The term "voting stock" shall mean securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the directors (or persons performing similar functions) of such corporation.

      Yield to Maturity:

      The term "Yield to Maturity" shall mean the yield to maturity on a series of Securities, calculated at the time of issuance of such series or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with generally accepted financial practice.

                                  ARTICLE TWO

              ISSUE, EXECUTION, FORM AND REGISTRATION OF SECURITIES

      SECTION 2.01. Generally. Upon the execution of this Indenture, or from time to time thereafter, Securities may be authenticated and delivered under this Indenture.

      SECTION 2.02. Form of Securities; Issuable in Series; Terms. The Securities may be issued in one or more series and shall be in substantially the form as shall be established by or pursuant to one or more indentures supplemental hereto, a resolution of the Board of Directors or a written instrument executed by one or more duly authorized officers of the Company, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

      The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

      There shall be established in or pursuant to one or more indentures supplemental hereto, a resolution of the Board of Directors or a written instrument executed by one or more duly authorized officers of the Company, prior to the issuance of Securities of any series:

            (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all Securities of other series);

            (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this indenture (except as provided in Section 2.07);

            (3) the date or dates on which the principal and premium, if any, of the Securities of the series is payable;

            (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable (the "Interest Payment Dates") and the record dates for the determination of Security holders to whom interest is payable;

            (5) the place or places where the principal of, and premium, if any, and interest, if any, on Securities of the series shall be payable;

            (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

            (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a registered holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed or purchased in whole or in part, pursuant to such obligation;

            (8) the obligation, if any, of the Company to repay Securities of the series prior to the date on which the principal of the Security is due as set forth in that Security and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be repaid, in whole or in part, pursuant to such obligation;

            (9) the terms of any right to convert Securities of the series into shares of Common Stock of the Company, other securities or property;

            (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

            (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section
      7.01 or provable in bankruptcy pursuant to Section 7.02;

            (12) any Events of Default with respect to the Securities of the series, if not set forth herein;

            (13) any restriction or condition on the transferability of the Securities of the series;

            (14) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture); and

            (15) any authenticating or paying agents, registrars, conversion agents or any other agents with respect to the Securities of the series.

      All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such indenture supplemental hereto or any such resolution or written instrument.

      SECTION 2.03. Denominations. The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified in an indenture supplemental hereto, a resolution of the Board of Directors or a written instrument executed by one or more duly authorized officers of the Company. In the absence of any such specification with respect to the Securities of any series, the Securities of that series shall be issuable in denominations of $1,000 and any integral multiple thereof.

      SECTION 2.04. Execution. The Securities shall be signed on behalf of the Company by its chairman, its president, or any vice president and by any other vice president, its treasurer, any assistant treasurer, its secretary or any assistant secretary under its corporate seal. Such signatures may be manual or facsimile signatures and may be imprinted or otherwise reproduced on the Securities. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. In case any officer of the Company who shall have signed any of the Securities either manually or by facsimile signature shall cease to be such officer before the Securities so signed have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual time of execution of such Security, shall be the proper officers of the Company, although at the date of such Security or of the execution of this Indenture any such person was not such officer. Minor typographical and other minor errors in the text of any Security or minor defects in the seal or facsimile signature on any Security shall not affect the validity or enforceability of such Security if it has been duly authenticated and delivered by the Trustee.

      SECTION 2.05. Authentication and Dating. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication. Except as otherwise provided in this Article Two, the Trustee shall thereupon authenticate and deliver such Securities to or upon the written order of the Company, signed by its chairman, president or any vice president. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon:

            (1) a copy of any resolution or resolutions of the Board of Directors or of any written instrument executed by one or more duly authorized officers of the Company relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution or instrument, in each case certified by the Secretary or an Assistant Secretary of the Company;

            (2) an executed supplemental indenture, if any;

            (3) an Officers' Certificate; and

            (4) an Opinion of Counsel which shall state

                  (a) that the form and terms of such Securities have been
            established by or pursuant to a supplemental indenture, a resolution of the Board of Directors or a written instrument executed by one or more duly authorized officers of the Company as permitted by Section
            2.02 in conformity with the provisions of this Indenture;

                  (b) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights generally or the rights of creditors of insurance companies generally and to general equity principles; and

                  (c) that all requirements under this Indenture for the
            execution and delivery by the Company of the Securities have been complied with and that authentication and delivery of the Securities by the Trustee will not violate the terms of the Indenture.

      The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors, executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that such action would expose the Trustee to personal liability to existing holders of Securities.

      Each Security shall be dated the date of its authentication.

      The Trustee's certificate of authentication shall be substantially in the following form:

      This is one of the series of Securities described in the within-mentioned Indenture.

                                       THE FIRST NATIONAL BANK OF BOSTON, as
                                       Trustee


                                       By
                                                   Authorized Officer

      Only such Securities as shall bear thereon a certificate of authentication substantially in the form provided in this Section 2.05, manually executed by the Trustee shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate of authentication of the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated was duly authenticated and delivered by the Trustee hereunder.

      SECTION 2.06. Registration, Transfer and Exchange. The Company shall keep at the office or agency to be maintained for the purpose as provided in Section 5.02, a register in which, subject to such reasonable regulations as it may prescribe, it shall register Securities and register the transfer of Securities, as provided in this Article Two. At all reasonable times such register shall be open for inspection by the Trustee.

      Upon due presentation for registration of transfer of any Security at such office or agency, the Company shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security of the same series for a like aggregate principal amount.

      Any Security may be exchanged for an equal aggregate principal amount of Securities of the same series in other authorized denominations. Securities to be exchanged shall be surrendered at the office or agency to be maintained by the Company for such purpose, as provided in Section 5.02 and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Security which the Security holder making the exchange shall be entitled to receive.

      All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the Security holder or his attorney duly authorized in writing.

      The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made to the Security holder for any such transaction.

      The Company shall not be required to exchange or register a transfer of
(i) any Securities of a series for a period of 15 days next preceding any selection of Securities of such series to be redeemed, or (ii) any Securities selected, called or being called for redemption except, in the case of any Security to be redeemed in part, the portion thereof not to be so redeemed.

      All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

      SECTION 2.07. Mutilated, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall be mutilated, destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee shall authenticate and deliver, a new Security of the same series in substitution for the Security so mutilated, destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and to the Trustee, any paying agent or any Security registrar, such security or indemnity as any of them may require to save each of them harmless from all risks, however remote. In every case of destruction, loss or theft, such applicant shall also furnish to the Company and to the Trustee, any paying agent and any Security registrar evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof, and in every case of mutilation, such applicant shall surrender to the Trustee the Security so mutilated.

      The Trustee may authenticate any such substitute Security and deliver the same upon the written request or authorization of the chairman, president, any vice president, the treasurer or the secretary of the Company. Upon the issuance of any substitute Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

      In case any Security which has matured or is about to mature, or has been called for redemption in full, shall become mutilated, destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security), if the applicant for such payment shall furnish to the Company and to the Trustee, any paying agent or any Security registrar, such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and evidence to their satisfaction of the mutilation, destruction, loss or theft of such Security and of the ownership thereof.

      Every substitute Security issued pursuant to the provisions of this
Section 2.07 by virtue of the fact that any Security is mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

      SECTION 2.08. Cancellation of Securities; Destruction Thereof. All Securities surrendered for payment, redemption, registration of transfer, retirement or substitution, if surrendered to the Company or any paying agent or Security registrar, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Securities and deliver a certificate of destruction to the Company. Acquisition by the Company of any Security shall not operate as a redemption or satisfaction of the indebtedness represented by such Security unless and until the same is delivered to the Trustee for cancellation.

      SECTION 2.09. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute and the Trustee shall authenticate and deliver temporary Securities (printed, lithographed or typewritten). Temporary Securities shall be issuable without coupons, as registered Securities of any authorized denomination, and substantially in the form of the definitive Securities of such series, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. As promptly as practicable, the Company shall execute and shall furnish definitive Securities, and thereupon temporary Securities of the same series may be surrendered in exchange therefor without charge at the office or agency to be maintained by the Company for the purpose pursuant to Section 5.02, and the Trustee shall authenticate and deliver in exchange for such temporary Securities a like aggregate principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities of the same series.

      SECTION 2.10. Defaulted Interest. Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant Regular Record Date by virtue of having been such holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided below:

            (a) The Company may elect to make payment of any Defaulted Interest to the persons in whose names such Security are registered in the register at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest to be paid on each such Security and the date of payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as herein provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be less than 15 days prior to the date of the proposed payment and not less than 15 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of the Special Record Date and, in the name and at the expense of the Company, shall give notice of the proposed payment of Defaulted Interest and the Special Record Date therefor to each holder of such Securities at his address as it appears in the register, not less than 10 days prior to the Special Record Date, and Defaulted interest shall thereupon be paid to the persons in whose names such Securities are registered in the register on the Special Record Date; or

            (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of its intention so to make payment, such method of payment shall be deemed practicable by the Trustee.

                                  ARTICLE THREE

               REDEMPTION OF SECURITIES-OPTIONAL AND SINKING FUND
                                   REDEMPTIONS

      SECTION 3.01. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity, and to any sinking fund for the retirement of a Security of a series, except as otherwise specified as contemplated by Section 2.02 for the Securities of such series.

      SECTION 3.02. Notice of Redemption; Partial Redemptions. Notice of redemption to the holders of Securities of any series to be redeemed in whole or in part shall be given at least 30 days and not more than 60 days prior to the date fixed for redemption, to such holders at their last addresses as they shall appear in the register. Failure to give notice, or any defect in the notice, to the holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

      The notice of redemption to each holder shall specify the principal amount of the Securities of such series held by such holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in said notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security of the same series in aggregate principal amount equal to the unredeemed portion thereof will be issued.

      Any notice of redemption of Securities at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

      If less than all the Securities of a series are to be redeemed, the Trustee shall select the Securities of such series to be redeemed pro rata or by lot. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. At least 45 days prior to the date fixed for redemption, the Trustee shall notify the Company in writing of the Securities so selected for redemption and, in the case of any such Securities selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of a series shall relate, in the case of any such Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

      At least one business day prior to the redemption date specified in the notice of redemption, the Company shall deposit with the Trustee or with one or more paying agents, or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in paragraph (c) of Section 5.04, an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with interest accrued thereon to the date fixed for redemption. If less than all the outstanding Securities of such series are to be redeemed, the Company shall deliver to the Trustee at least 60 days prior to the date fixed for redemption a written instrument stating the aggregate principal amount of Securities of such series to be redeemed, and stating that no Event of Default has occurred and is continuing or, if continuing, has not been waived.

      SECTION 3.03. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with any interest accrued thereon to the date fixed for redemption, and on and after such date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued thereon to such date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and, except as provided in Sections 8.05 and 13.04, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Securities, except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, such Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided, however, that if the date fixed for redemption is an Interest Payment Date, any payment of interest becoming due on such date fixed for redemption shall be payable to the holders of such Securities registered as such on the Regular Record Date therefor.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by the Security.

      Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented.

      SECTION 3.04. Sinking Fund Redemptions. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and "any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment."

      In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Company may at its option
(i) deliver to the Trustee Securities of such series theretofore acquired by the Company or receive credit for Securities of such series (not previously so credited) theretofore acquired (except upon redemption pursuant to the mandatory sinking fund) by the Company and delivered to the Trustee for cancellation pursuant to Section 2.08 or (ii) receive credit for Securities of such series (not previously so credited) which have been converted pursuant to Article 4 or redeemed either at the election of the Company pursuant to the terms of such Security or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

      On or before the fiftieth day next preceding the due date of each sinking fund payment, the Company shall give to the Trustee (i) a written instrument specifying the portions of such sinking fund payment to be satisfied by payment of cash, by delivery of (or credit for previously cancelled), Securities of such series theretofore acquired, by credit for optional sinking fund payments previously made or by credit for Securities of such series converted pursuant to
Article 4 or optionally redeemed by the Company; stating that no such Securities of such series or optional sinking fund payments have theretofore been made the basis of any credit against any mandatory sinking fund payment; and stating that no Event of Default has occurred and is continuing or, if continuing, has not been waived; and (ii) such acquired, converted or redeemed Securities to the extent not previously surrendered and cancelled. All Securities so delivered to the Trustee shall be cancelled by the Trustee and no Securities shall be authenticated in lieu thereof. In case of the failure of the Company to give such notice at or before the time so required, the Company shall be permitted to make such mandatory sinking fund payment only in cash.

      If any sinking fund payment or payments (mandatory or optional or both) with respect to the Securities of any particular series which is to be made in cash shall amount to $50,000 or more (or a lesser sum if consented to by the Trustee upon the written request of the Company), the Trustee shall select, in the manner provided in Section 3.02, such an aggregate principal amount of outstanding Securities of such series for redemption on the due date for such sinking fund payment as will exhaust such moneys, as nearly as may be, at the sinking fund redemption price, and the Trustee shall cause notice of redemption of such Securities to be given in the name of the Company and in the manner provided in Section

3.02, except that the notice given hereunder shall state that such redemption is for sinking fund purposes; and on and after such sinking fund payment date, if the necessary funds have been deposited with it, the Trustee shall apply or cause to be applied such sinking fund moneys in the manner and with the effect provided in Section 3.03 to the redemption of the Securities so selected.

      Any such sinking fund moneys not so applied by the Trustee to the redemption of Securities of such series shall be added to the next cash sinking fund payment with respect to Securities of such series received by the Trustee, and together with such payment shall be applied in accordance with the preceding paragraph. Any and all such sinking fund moneys held by the Trustee on the last sinking fund payment date and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of such series at maturity.

      The Trustee shall not redeem or cause to be redeemed any Securities of a series with such sinking fund moneys or give any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default with respect to such series of which the Trustee shall have notice except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities; provided, however, that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be held as security for the payment of all Securities of such series. In case such default or Event of Default shall have been remedied or waived as provided in
Section 7.09, such moneys shall thereafter be applied on the next sinking fund payment date in accordance with this Section 3.04, to the redemption of such Securities of the series with respect to which such sinking fund payments were made.

      SECTION 3.05. Exclusion of Company Owned Securities. Securities shall be excluded from eligibility for selection for redemption if they are (a) (i) owned of record by the Company, as shown by the register, or by any person known by the Trustee to be directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, and (ii) not known by the Trustee to have been pledged or hypothecated by the Company or any such person, or (b) identified by number in a written instrument delivered by the Company to the Trustee at least 60 days prior to the date fixed for redemption as being beneficially owned by, and not pledged or hypothecated by, the Company, or by any person specifically identified in such written instrument as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. Delivery of such written instrument shall be at the discretion of the Company. The Trustee shall not be charged with any knowledge referred to in clause (a) of this Section 3.05, unless a responsible officer of the Trustee assigned to its corporate trust division shall, as such officer, have actual knowledge to such effect.

                                  ARTICLE FOUR

                            CONVERSION OF SECURITIES

      SECTION 4.01. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are convertible into shares of Common Stock of the Company, and the issuance of such shares of Common Stock upon the conversion of such Securities, except as otherwise specified as contemplated by Section 2.02 for the Securities of such series.

      SECTION 4.02. Exercise of Conversion Privilege. In order to exercise a conversion privilege, the holder of a Security of a series with such a privilege shall surrender such Security to the Company at the office or agency maintained for that purpose pursuant to Section 5.02, accompanied by written notice to the Company that the holder elects to convert such Security or a specified portion thereof. Such notice shall also state, if different from the name and address of such holder, the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. Securities surrendered for conversion shall (if so required by the Company or the Trustee) be duly endorsed by or accompanied by instruments of transfer in forms satisfactory to the Company duly executed by the registered holder or his attorney duly authorized in writing; and Securities so surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (excluding Securities or portions thereof called for redemption during such period) shall also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security then being converted, and such interest shall be payable to such registered holder notwithstanding the conversion of such Security. As promptly as practicable after the receipt of such notice and of any payment required pursuant to the supplemental indenture, resolutions of the Board of Directors or written instruments executed by one or more duly authorized officers of the Company setting forth the terms of such series of Security, and the surrender of such Security in accordance with such reasonable regulations as the Company may prescribe, the Company shall issue and shall deliver, at the office or agency at which such Security is surrendered, to such holder or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Security (or specified portion thereof), in accordance with the provisions of such supplemental indenture, resolution or written instrument, and cash as provided therein in respect of any fractional share of such Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice and such payment, if required, shall have been received in proper order for conversion by the Company and such Security shall have been surrendered as aforesaid (unless such holder shall have so surrendered such Security and shall have instructed the Company to effect the conversion on a particular date following such surrender and such holder shall be entitled to convert such Security on such date, in which case such conversion shall be deemed to be effected immediately prior to the close of business on such date) and at such time the rights of the holder of such Security as such Security holder shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock of the Company shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. Subject to the requirement for a payment in the event of conversion after the close of business on a Regular Record Date, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock of the Company issued upon such conversion.

      In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unconverted portion of such Security.

      SECTION 4.03. No Fractional Shares. No fractional share of Common Stock of the Company shall be issued upon conversions of Securities of any series. If more than one Security shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If, except for the provisions of this Section 4.03, any holder of a Security or Securities would be entitled to a fractional share of Common Stock of the Company upon the conversion of such Security or Securities, or specified portions thereof, the Company shall pay to such holder an amount in cash equal to the current market value of such fractional share, computed, (i) if such Common Stock is at the time reported on the Composite Transactions tape, on the basis of the last reported sale price regular way on the last business day prior to the date of conversion upon which such a sale shall have been effected, as reported on the Composite Transactions tape, or (ii) if such Common Stock is not at the time reported on the Composite Transactions tape but is listed or admitted to unlisted trading privileges on a national securities exchange, on the basis of the last reported sale price regular way on such exchange on the last business day prior to the date of conversion upon which such a sale shall have been effected, or (iii) if such Common Stock is not at the time so reported on the Composite Transactions tape or so listed or admitted to unlisted trading privileges on a national securities exchange, on the basis of the average of the bid and asked prices of such Common Stock in the over-the-counter market, on the last business day prior to the date of conversion, as reported by the National Quotation Bureau, Incorporated or similar organization if the National Quotation Bureau, Incorporated is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors.

      SECTION 4.04. Adjustment to Conversion Price. The conversion price of Securities of any series that is convertible into Common Stock of the Company shall be adjusted for any stock dividends, stock splits, reclassifications, combinations or similar transactions in accordance with the terms of the supplemental indenture, resolutions of the Board of Directors or written instrument executed by one or more duly authorized officers of the Company, setting forth the terms of the Securities of such series.

      Whenever the conversion price is adjusted, the Company shall compute the adjusted conversion price in accordance with terms of the applicable supplemental indenture, resolution or written instrument and shall prepare an Officers' Certificate setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at the office or agency maintained for the purpose of conversion of Securities pursuant to Section 5.02 and, if different, with the Trustee. The Company shall forthwith cause a notice setting forth the adjusted conversion price to be mailed, first class postage prepaid, to each holder of Securities of such series at his address appearing on the Security register and to any conversion agent other than the Trustee.

      SECTION 4.05. Reservation of Shares of Common Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock of the Company then issuable upon the conversion of all outstanding Securities of any series that has conversion rights.

      SECTION 4.06. Payment of Certain Taxes Upon Conversion. The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of its Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of its Common Stock in a name other than that of the holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

      SECTION 4.07. Nonassessability. The Company covenants that all shares of its Common Stock which may be issued upon conversion of

Securities will upon issue in accordance with the terms hereof be duly and validly issued and fully paid and nonassessable.

      SECTION 4.08. Effect of Consolidation or Merger on Conversion Privilege. In case of any consolidation of the Company with, or merger of the Company into or with any other corporation, or in case of any sale or transfer of all or substantially all of the assets of the Company, the Company or the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the holder of each Security then outstanding of any series that is convertible into Common Stock of the Company shall have the right, which right shall be the exclusive conversion right thereafter available to said holder (until the expiration of the conversion right of such Security), to convert such Security into the kind and amount of shares of stock or other securities or property (including cash) receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, subject to compliance with the other provisions of this Indenture, such Security and such supplemental indenture. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in such Security. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers. It is expressly agreed and understood that anything in this Indenture to the contrary notwithstanding, if, pursuant to such merger, consolidation, sale or transfer, holders of outstanding shares of Common Stock of the Company do not receive shares of common stock of the surviving corporation but receive other securities, cash or other property or any combination thereof, holders of Securities shall not have the right to thereafter convert their Securities into common stock of the surviving corporation or the corporation which shall have acquired such assets, but rather, shall have the right upon such conversion to receive the other securities, cash or other property receivable by a holder of the number of shares of Common Stock of the Company into which the Securities held by such holder might have been converted immediately prior to such consolidation, merger, sale or transfer, all as more fully provided in the first sentence of this Section 4.08. Anything in this Section 4.08 to the contrary notwithstanding, the provisions of this

Section 4.08 shall not apply to a merger or consolidation of another with or into the Company pursuant to which both of the following conditions are applicable: (i) the Company is the surviving corporation and (ii) the outstanding shares of the Common Stock of the Company are not changed or converted into any other securities or properties (including cash) or changed in number or character pursuant to the terms of such merger or consolidation.

      As evidence of the kind and amount of shares of stock or other securities or property (including cash) into which Securities may properly be convertible after any such consolidation, merger, sale or transfer, or as to the appropriate adjustments of the conversion prices applicable with respect thereto, the Trustee shall be furnished with and may accept the certificate or opinion of an independent certified public accountant with respect thereto; and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely thereon, and shall not be responsible or accountable to any holder of Securities for any provision in conformity therewith or approved by such independent certified accountant which may be contained in said supplemental indenture.

      SECTION 4.09. Duties of Trustee Regarding Conversion. Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any holder of Securities of any series that is convertible into Common Stock of the Company to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, whether herein or in any supplemental indenture, any resolutions of the Board of Directors or written instrument executed by one or more officers of the Company provided to be employed in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock of the Company, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security and neither the Trustee nor any conversion agent makes any representation with respect thereto. Subject to the provisions of
Section 8.01, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of its Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or to comply with any of the covenants of the Company contained in this Article Four or in the applicable supplemental indenture, resolutions of the Board of Directors or written instrument executed by one or more duly authorized officers of the Company.

      SECTION 4.10. Repayment of Certain Funds Upon Conversion. Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Securities (including funds deposited for the sinking fund referred to in Article Three hereof) and which shall not be required for such purposes because of the conversion of such Securities as provided in this Article Four shall after such conversion be repaid to the Company by the Trustee upon the Company's written request.

                                  ARTICLE FIVE

                       PARTICULAR COVENANTS OF THE COMPANY

      The Company covenants and agrees as follows:

      SECTION 5.01. Payment of Principal of and Interest on Securities. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest, if any, on the Securities of such series at the times and places, and in the manner provided in such Securities. The principal of, and premium, if any, and interest, if any, on the Securities shall be payable only to or upon the written order of the holders thereof. At the option of the Company, any installment of interest on the Securities may be paid by mailing checks for such interest payable to or upon the written order of the holders of Securities entitled thereto as such holders shall appear in the register.

      SECTION 5.02. Maintenance of Offices or Agencies for Registration, Transfer, Exchange, Conversion and Payment of Securities. As long as any of the Securities remain outstanding, the Company will maintain, in the Borough of Manhattan, The City of New York, State of New York, an office or agency where the Securities may be presented for payment, or for registration, registration of transfer or exchange or conversion as in this Indenture provided, and where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served.

      The Company will give to the Trustee notice of the location of each office or agency required to be maintained by this Section 5.02 and of any change in the location thereof. With respect to each series of Securities whose terms are established pursuant to Section 2.02 the Company hereby designates its office or agency specified in accordance with Section 2.02, as its initial office to be maintained by it for each such purpose. In case the Company shall fail to maintain such offices or agencies or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the Trustee's agency office located at BancBoston Clearance, Inc., One Exchange Place, 55 Broadway, Third Floor, New York, New York 10006, Attention: Manager.

      SECTION 5.03. Appointment To Fill a Vacancy in Office of Trustee. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

         SECTION 5.04. Paying Agents. (a) Whenever the Company shall appoint a paying agent other than the Trustee with respect to Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which, subject to the provisions of this Section 5.04, such agent shall agree with the Trustee:

          (1) that it will hold all sums received by it as such agent for the payment of the principal of and premium, if any, and interest, if any, on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series or of the Trustee, and

            (2) that it will give to the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of or premium, if any, or interest, if any, on the Securities of such series when the same shall be due and payable.

      (b) The Company will, prior to each due date of the principal of or premium, if any, or interest, if any, on the Securities of any series, deposit with the paying agent hereunder a sum sufficient to pay such principal, premium, if any, or interest, if any, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

      (c) If the Company shall act as its own paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of, or premium, if any, or interest, if any, on the Securities of such series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series a sum sufficient to pay such principal, or premium, if any, or interest, if any, so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

      (d) Anything in this Section 5.04 to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Company or any paying agent hereunder, as required by this Section 5.04, such sums to be held by the Trustee upon the trusts herein contained.

      (e) Anything in this Section 5.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.04 is subject to the provisions of Sections 13.03 and 13.04.

      SECTION 5.05. Limitations on Liens on Common Stock of Principal Insurance Subsidiaries. As long as any of the Securities remain outstanding, the Company will not, and will not permit any Principal Insurance Subsidiary to, issue, assume, incur or guarantee any indebtedness for borrowed money secured by a mortgage, pledge, lien or other encumbrance, directly or indirectly, on any of the Common Stock of a Principal Insurance Subsidiary, which Common Stock is owned by the Company or by any Principal Insurance Subsidiary, unless the Securities and, if the Company so elects, any other indebtedness of the Company ranking on a parity with the Securities, shall be secured equally and ratably with, or prior to, such secured indebtedness for borrowed money so long as it is outstanding.

      SECTION 5.06. Certificates to Trustee. The Company will, on or before May 1 in each year, commencing with the year 1987, file with the Trustee a written instrument, complying with the provisions of Section 14.04, covering the period from the date hereof to December 31, 1986, in the case of the first such certificate, and covering the preceding calendar year in the case of each subsequent certificate, and stating whether, in the opinion of the signer, the Company has complied with the covenants, agreements and obligations on its part contained in Section 5.05, and, if the signer has obtained knowledge of any continuing default by the Company in the performance, observance or fulfillment of any such covenant, agreement or obligation, specifying each such default and the nature thereof.

                                  ARTICLE SIX

                LISTS OF SECURITY HOLDERS; REPORTS BY THE COMPANY
                                 AND THE TRUSTEE

      SECTION 6.01. Company To Furnish Trustee Information as to Names and Addresses of Security Holders. The Company shall furnish or cause to be furnished to the Trustee with respect to each series of Securities (i) semi-annually, not more than 10 days after each Regular Record Date, a list in such form as the Trustee may reasonably require of the names and addresses of the holders of such series of Securities as of each such date, and (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, in each case, that so long as the Trustee is the registrar for such series, no such list shall be required to be furnished.

      SECTION 6.02. Preservation of Information; Communications to Security Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of Securities (1) contained in the most recent list furnished to it as provided in Section 6.01, and (2) received by it in the capacity of paying agent (if so acting) or Security registrar (if so acting) for such series hereunder. The Trustee may destroy any list furnished to it as provided in
Section 6.01 upon receipt of a new list so furnished.

      (b) In case three or more holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of a particular series (in which case the applicants must all hold Securities of such series) or with holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

            (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of paragraph (a) of this Section 6.02, or

            (2) inform such applicants as to the approximate number of holders of Securities of such series or of all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of paragraph (a) of this
      Section 6.02, and as to the approximate cost of mailing to such Security holders the form of proxy or other communication, if any, specified in such application.

      If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each holder of a Security of such series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of paragraph (a) of this
Section 6.02, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants, and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Security holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligations or duty to such applicants respecting their application.

      (c) Each and every holder of the Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of paragraph (b) of this Section 6.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under paragraph (b) of this Section 6.02.

      SECTION 6.03. Reports by the Company. The Company covenants and agrees:

      (a) To file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, or, if the Company is not required to file information, documents, or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

      (b) To file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

      (c) To transmit to the holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in paragraph (c) of Section 6.04 with respect to reports pursuant to paragraph (a) of Section 6.04, such summaries of any information, documents, and reports required to be filed by the

Company pursuant to paragraphs (a) and (b) of this Section 6.03 as may be required by rules and regulations prescribed from time to time by the Commission.

      SECTION 6.04. Reports by the Trustee. (a) On or before July 15, 1987, and on or before July 15, in every year thereafter, so long as any Securities are outstanding hereunder, the Trustee shall transmit to the Security holders of each Series, as hereinafter in this Section 6.04 provided, a brief report dated as of the preceding May 15 with respect to:

            (1) Its eligibility under Section 8.09 and its qualification under
      Section 8.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

            (2) The character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities outstanding of such series on the date of such report;

            (3) The amount, interest rate, and maturity date of all other indebtedness owing by the Company, (or by any other obligor on the Securities) to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in clauses (2), (3), (4) or
      (6) of paragraph (b) of Section 8.13;

            (4) The property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

            (5) Any additional issue of Securities which the Trustee has not previously reported; and

            (6) Any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 7.10.

            (b) The Trustee shall transmit to the Security holders of each series, as provided in paragraph (c) of this Section 6.04, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to the provisions of paragraph (a) of this Section
      6.04 (or if no such report has yet been so transmitted, since the date of this Indenture), for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of such series, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this paragraph (b) of Section 6.04, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate not more than 10% of the principal amount of Securities of such series outstanding at such time, such report to be transmitted within 90 days after such time.

            (c) Reports pursuant to this Section 6.04 shall be transmitted by mail (i) to all registered holders of Securities, as the names and addresses of such holders appear upon the register; (ii) to such holders of Securities as have, within two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and
      (iii) except in the case of reports pursuant to paragraph (b) of this
      Section 6.04, to each holder of Securities whose name and address is preserved at the time by the Trustee, as provided in paragraph (a) of
      Section 6.02.

            (d) A copy of each such report shall, at the time of such transmission to Security holders, be furnished to the Company and be filed by the Trustee with each stock exchange upon which the Securities of any applicable series are listed and also with the Commission. The Company agrees to notify the Trustee when and as the Securities of any series become listed on any stock exchange.

                                  ARTICLE SEVEN

                          REMEDIES ON EVENT OF DEFAULT

      SECTION 7.01. Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default" whenever used with respect to Securities of a series means any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated by Section 2.02 hereof:

            (a) Default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

            (b) Default in the payment of the principal of or premium, if any, on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

            (c) Default in the making of any sinking fund payment, whether mandatory or optional, as and when the same shall become due and payable by the terms of the Securities of such series; or

            (d) Failure on the part of the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company contained in this Indenture (other than those set forth exclusively in the terms of any other particular series of Securities established as contemplated by this Indenture for the benefit of such other series) and written notice of such failure, stating that such notice is a notice of default hereunder, and requiring the Company to remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities at the time outstanding, and such failure shall have continued unremedied for a period of 90 days after the date of the Company's receipt of such notice; or

            (e) An event of default, as defined in any indenture or instrument evidencing or under which the Company or any Principal Insurance Subsidiary has at the date of this Indenture or shall hereafter have outstanding indebtedness for borrowed money in a principal amount in excess of $10,000,000, shall happen and be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable (other than acceleration of Non-Recourse Indebtedness which does not exceed in the aggregate 4% of the Company's total shareholders' equity, as set forth in the most recently published audited consolidated balance sheet of the Company), and such acceleration shall not be waived, rescinded or annulled within ten business days after written notice thereof, stating that such notice is a notice of default hereunder, shall have been given to the Company by the Trustee (if such event be known to it), or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities at the time outstanding; provided, however, that if such acceleration under such indenture or instrument shall be remedied or cured by the Company or Principal Insurance Subsidiary, or waived, rescinded or annulled by the requisite holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Security holders; and provided further, that, subject to the provisions of Sections 7.10 and 8.01, the Trustee shall not be charged with knowledge of any such default unless written notice thereof shall have been given to the Trustee by the Company, by the holder of any such indebtedness or an agent of the holder of any such indebtedness, by the trustee then acting under any such indenture or other instrument under which such default shall have occurred, or by the holders of at least 25% in aggregate principal amount of the Securities at the time outstanding.

            (f) A decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of the Company under any applicable Federal or State bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of the Company or of all or substantially all of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such degree or order shall have continued undischarged and unstayed for a period of 90 days; or

            (g) The Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any applicable Federal or State bankruptcy or similar law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of the Company or of all or substantially all of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due and its willingness to be adjudged a bankrupt, or corporate action shall be taken by the Company in furtherance of any of the aforesaid purposes.

     If an Event of Default described in clauses (a), (b) or (c) or established pursuant to Section 2.02 with respect to Securities of any series at the time outstanding occurs and is continuing, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25 percent in aggregate principal amount of the Securities of such series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Security holders), may declare the principal amount (or such lesser portion of the principal amount as may be specified in the terms of any particular series of Securities as contemplated by Section 2.02, such series of Securities being referred to herein as "Original Issue Discount Securities") of all the Securities of such series and the interest, if any, accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. If an Event of Default described in clauses (d), (e), (f) or (g) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the holders of not less than 25 percent in aggregate principal amount of all the Securities then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Security holders), may declare the principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms thereof) of all the Securities then outstanding hereunder and the interest, if any, accrued thereon to be due and payable immediately and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding.

      The foregoing provisions are, however, subject to the condition that if, at any time after the principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the securities of such series (or of all the Securities, as the case may be) and the principal of and premium, if any, on any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest on overdue installments of interest, to the extent that payment of such interest is enforceable under applicable law, and on such principal and premium, if any, at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in or determined in accordance with the Securities of such series (or at the rates of interest or Yields to Maturity of all the Securities, as the case may be), to the date of such payment or deposit), and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection (including any claims arising in respect of this Indenture for reasonable compensation to the Trustee, its agents, attorneys and counsel, for any other expenses and liabilities incurred and for advances made by the Trustee) except such costs and expenses as are a result of negligence or bad faith on the part of the Trustee, and if any and all defaults under the Indenture, other than the nonpayment of the principal of and interest, if any, on the Securities of such series (or of all the Securities, as the case may be) which shall have become due by acceleration, shall have been waived by the holders of at least a majority in aggregate principal amount of the then outstanding Securities of such series (or of all the Securities, as the case may be) or remedied, then and in every such case the holders of at least a majority in aggregate principal amount of the then outstanding Securities of such series (or of all the Securities, as the case may be), by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences, but no such rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

      For the purposes of this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

      SECTION 7.02. Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Company covenants that (i) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (ii) in case default shall be made in the payment of the principal of or premium, if any, on any of the Securities of any series when the same shall have become due and payable, whether upon maturity or upon redemption or by declaration or otherwise, then upon written demand of the Trustee, the Company will pay to the Trustee for the benefit of the holders of the Securities of such series the whole amount that then shall have become due and payable on all such Securities for principal or premium, if any, or interest, if any, as the case may be (with interest upon the overdue principal and to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest, if any, or Yield to Maturity (in the case of Original Issue Discount Securities) specified in or determined in accordance with such Securities of such series to be in effect on the date such interest was due, to the date of such payment) and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection including any claims arising in respect of this Indenture for reasonable compensation to the Trustee, its agents, attorneys and counsel, for any other expenses and liabilities incurred and for advances by the Trustee) except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee.

      Until such demand is made by the Trustee, the Company may pay the principal of and premium, if any, and interest, if any, on the Securities of any series to the registered holders, whether or not the Securities of such series are overdue.

      In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities wherever situated the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor upon the Securities of any series under any applicable Federal or State law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in case of any other proceedings relative to the Company or other obligor upon the Securities of any series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest (or if the Securities of such series are Original Issue Discount Securities, such portion of the principal as may be specified in or determined in accordance with the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claims arising in respect of this Indenture for reasonable compensation to the Trustee, its agents, attorneys and counsel, for reimbursement of any other expenses and liabilities incurred and for advances made by the Trustee) except such claims as are a result of negligence or bad faith on the part of the Trustee, and the claims of the Security holders of any series allowed in any proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Security holders of any series and of the Trustee on their behalf, and, unless otherwise provided by law or applicable regulations, to vote on behalf of the holders of Securities of any series in any election of a trustee in bankruptcy or other person performing similar functions; provided, however, that nothing herein shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Security holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any Security holder, except, as aforesaid, for the election of a trustee in bankruptcy or other person performing similar functions. Any receiver, assignee or trustee in bankruptcy or reorganization or similar proceeding or other person performing similar functions is hereby authorized by each of the Security holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Security holders, to pay to the Trustee such amount as shall be sufficient to cover the claims of the Trustee (including any claims arising in respect of this Indenture for reasonable compensation to the Trustee, its agents, attorneys and counsel, for any other expenses and liabilities incurred and for advances made by the Trustee) except such claims as are a result of negligence or bad faith on the part of the Trustee.

      All rights of action and of asserting claims under this Indenture, or under any of the Securities may be enforced by the Trustee without the possession of any of the Securities or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment (subject to the payment of such expenses, disbursements and compensation, arising in respect of this Indenture, of the Trustee, its agents and attorneys, as are not the result of negligence or bad faith on the part of the Trustee) shall be for the ratable benefit of the holders of the Securities in respect of which such action was taken.

      In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all holders of Securities in respect of which such action was taken, and it shall not be necessary to make any holder of such Securities party to any such proceedings.

      SECTION 7.03. Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article Seven in respect of any series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal, or premium, if any, or interest, if any, upon the presentation of the several Securities in respect of which such moneys have been collected and the notation thereon of payment if partially paid, or the surrender thereof if fully paid:

            FIRST: To the payment of costs and expenses applicable to such series (including any claims arising in respect of this Indenture for reasonable compensation to the Trustee or any predecessor trustee, their agents, attorneys and counsel, for reimbursement of all expenses and liabilities incurred and for advances made by the Trustee and each predecessor trustee) except such costs and expenses as are as a result of negligence or bad faith on the part of the Trustee or of such predecessor trustee;

            SECOND: In case the principal of the Securities in respect of which such moneys have been collected shall not have become and be then due and payable, to the payment of interest, if any, on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that payment of such interest is enforceable under applicable law and has been collected by the Trustee) upon the overdue installments of interest at the same rates as the rates of interest, if any, or Yield to Maturity (in the case of Original Issue Discount Securities) specified in or determined in accordance with the Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference with respect to the holders of the same series of Securities;

            THIRD: In case the principal of any Securities in respect of which such moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal, premium, if any, and interest, if any, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law and has been collected by the Trustee) upon overdue installments of interest at the same rates as the rates of interest, if any, or Yield to Maturity (in the case of Original Issue Discount

      Securities) specified in or determined in accordance with the Securities of such series; and, except as otherwise provided in Section 3.04, in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal, premium, if any, and interest, if any, without preference or priority of principal and premium, if any, over interest, if any, or of interest, if any, over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal, premium, if any, and accrued and unpaid interest, if any; and

            FOURTH: To the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

      SECTION 7.04. Suits for Enforcement. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenants or agreements contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

      SECTION 7.05. Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Security holders shall continue as though no such proceedings had been taken.

      SECTION 7.06. Limitations on Proceedings by Security Holders. No holder of any Security of any series shall have any right by virtue of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the

Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of any series then outstanding, or, in the case of any Event of Default described in clause (d), (e), (f) or (g) of
Section 7.01, 25% in aggregate principal amount of all Securities then outstanding, shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.09; it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and with the Trustee, that no one or more holders of Securities of any series shall have any right in any manner whatever by virtue of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities of that or any other series, or to obtain or seek to obtain priority over or preference to any other such holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of the applicable series and except as may be provided in accordance with Section 3.04. For the protection and enforcement of the provisions of this Section 7.06, each and every Security holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      SECTION 7.07. Unconditional Right of Security Holders To Sue for Principal and Interest. Notwithstanding any other provision in this Indenture, the right of any holder of any Security to receive payment of the principal of and premium, if any, and interest, if any, on such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.

      SECTION 7.08. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. All powers and remedies given by this Article Seven to the Trustee or to the Security holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Securities holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture.

      No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to the provisions of Section 7.06, every power and remedy given by this Article Seven or by law to the Trustee or to the Security holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Security holders.

      SECTION 7.09. Control by Security Holders; Waiver of Default. The holders of at least a majority in aggregate principal amount of the Securities of all series affected (voting as one class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture; provided, however, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture. Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Security holders; provided, however, that (subject to the provisions of Section 8.01) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to the declaration of the maturity of Securities of any series (or all the Securities, as the case may be) as provided in Section 7.01, the holders of at least a majority in aggregate principal amount of the Securities of such series at the time outstanding may on behalf of the holders of all Securities of such series waive any past default or Event of Default described in clauses (a), (b) or (c) of Section 7.01, or any other Event of Default for such series specified in the terms thereof as contemplated by
Section 2.02 (or, in the case of
any event specified in clause (d), (e), (f) or (g) of Section 7.01, the holders of a majority in aggregate principal amount of all the Securities then outstanding may waive any such default or Event of Default), its consequences, except (unless theretofore remedied) a default in the payment of principal of or premium, if any, or interest, if any, on any of the Securities or in respect of a covenant or provision hereof which cannot be modified without the consent of the holder of each Security affected. In the case of any such waiver, the Company, the Trustee and the holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 7.10. Trustee To Give Notice of Default; May Withhold Under Certain Circumstances. The Trustee shall give to the Securities holders of a series in the manner and to the extent provided in paragraph (c) of Section 6.04 with respect to reports pursuant to paragraph (a) of Section 6.04, notice of each default hereunder with respect to the Securities of such series known to the Trustee within 90 days after the occurrence thereof, unless such default shall have been remedied before the giving of such notice; provided, however, that except in the case of default in the payment of the principal of or premium, if any, or interest, if any, on any of the Securities, or in the making of any sinking fund payment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Security holders. To the extent permitted by the Trust Indenture Act of 1939, for purposes of this Section 7.10, the Trustee shall not be deemed to have knowledge of a default (other than a default described in Sections 7.01(a) or (b), provided the Trustee is acting as paying agent) unless a responsible officer of the Trustee assigned to its corporate trust division shall, as such officer, have actual knowledge thereof.

      The term "default," as used in this Section 7.10, shall mean the happening of any of the Events of Default specified in Section 7.01, except that, for the purposes of this Section 7.10 only, there shall be eliminated from the specification of any such Event of Default any reference therein to (i) the continuance of any default or of any failure upon the part of the Company to act, or the continuance in force of any decree or order, for any period of days therein specified and (ii) the giving of notice referred to in paragraphs (d) and (e) of Section 7.01.

      SECTION 7.11. Right of Court To Require Filing of Undertaking To Pay Costs. All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 7.11 shall not apply to any suit instituted by the Trustee, to any suit instituted by any holder or group of holders of Securities of a series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series then outstanding (or, in the case of any suit relating to or arising under clause (d), (e), (f) or (g) of Section 7.01, 10% in aggregate principal amount of all Securities then outstanding) or to any suit instituted by any Security holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the due date expressed in such Security.

                                  ARTICLE EIGHT

                             CONCERNING THE TRUSTEE

      SECTION 8.01. Duties and Responsibility of the Trustee: Prior to Default; During Default. The Trustee, prior to the occurrence of an Event of Default and after the remedy or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been remedied or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

            (a) Prior to the occurrence of an Event of Default and after the remedy or waiver of all such Events of Default which may have occurred:

                  (1) The duties and obligations of the Trustee shall be
            determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) In the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

            (b) The Trustee shall not be liable for any error of judgment made in good faith by a responsible officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (c) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of Securities pursuant to Section 7.09 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

      None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal Financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

      SECTION 8.02. Certain Rights of the Trustee. Subject to Section 8.01:

            (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company;

            (c) The Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (d) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Security holders pursuant to the provisions of this Indenture, unless such Security holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

            (e) The Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

            (f) Prior to the occurrence of an Event of Default and after the remedy or waiver of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, security, or other paper or document unless requested in writing so to do by the holders of not less than a majority in aggregate principal amount of the Securities then outstanding of all series affected; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to so proceeding. The reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

            (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

      SECTION 8.03. Recitals; Trustee Not Responsible for Disposition of Securities or Application of Proceeds Thereof. All recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of such recitals. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

      SECTION 8.04. Trustee May Hold Securities. The Trustee or any paying agent, Security registrar or other agent, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to the provisions of Sections 8.08 and 8.13, may otherwise deal with, and collect obligations owed to it by, the Company (and retain such collections for its own account) with the same rights it would have if it were not the Trustee, paying agent or Security registrar.

      SECTION 8.05. Moneys Held by Trustee. Subject to the provisions of Section 13.04, all moneys received by the Trustee or by any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the

Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder, except such as it shall agree to pay thereon.

      SECTION 8.06. Compensation of Trustee and Its Prior Claim. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and, except as otherwise expressly provided, the Company covenants and agrees to pay or reimburse the Trustee upon its written request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from negligence or bad faith on the part of the Trustee. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 8.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a claim prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

      SECTION 8.07. Right of Trustee To Rely on Officers' Certificate. Subject to Section 8.01, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificates delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

      SECTION 8.08. Qualification of Trustee; Resignation of Trustee With Conflicting Interests. (a) If the Trustee has or shall acquire any conflicting interest with respect to Securities of any series, as defined in this Section 8.08, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect specified in Section 8.10.

      (b) In the event that the Trustee shall fail to comply with the provisions of paragraph (a) of this Section 8.08, the Trustee shall, within 10 days after the expiration of such 90 day period, transmit notice of such failure to the Security holders in the manner and to the extent provided in paragraph (c) of
Section 6.04 with respect to reports pursuant to paragraph (a) of such Section 6.04.

      (c) For the purposes of this Section 8.08 the Trustee shall be deemed to have a conflicting interest with respect to Securities of any series if

            (1) The Trustee is trustee under this Indenture with respect to the outstanding Securities of any other series or is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture; provided, however, that there shall be excluded from the operations of this paragraph, this Indenture with respect to the Securities of any other series and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding if

                  (i) this Indenture, with respect to the Securities of such series, and this Indenture with respect to such other series and such other indenture or indentures are wholly unsecured, and such other indenture or indentures are hereafter qualified under the Trust Indenture Act of 1939, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of said Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture with respect to Securities of such series and one or more other series, or the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture or such other indenture or indentures, or

                  (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

            (2) The Trustee or any of its directors or executive officers is an obligor upon Securities of any series or an underwriter for the Company;

            (3) The Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company.

            (4) The Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of clause (1) of this paragraph (c) of Section 8.08, to act as trustee, whether under an indenture or otherwise;

            (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner, or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

            (6) The Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (i) 5% or more of the voting securities or 10% or more of any other class of security of the Company, not including the Securities and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

            (7) The Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

            (8) The Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

            (9) The Trustee owns on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under clauses (6), (7) or
      (8) of this paragraph (c) of Section 8.08. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of principal of or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of clauses (6), (7) or (8) of this paragraph (c) of Section 8.08.

      The specification of percentages in clauses (5) to (9) inclusive of this Paragraph (c) of Section 8.08 shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of clauses (3) or (7) of this paragraph (c) of Section 8.08.

      For the purposes of clauses (6), (7), (8) and (9) only of this paragraph
(c) of Section 8.08, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies, or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more and shall not have been remedied; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

      Except as provided above, the word "security" or "securities" as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, or, in general, any interest or instrument commonly known as a security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

            (d) For purposes of this Section 8.08:

                  (1) The term "underwriter" when used with reference to the
            Company shall mean every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission;

                  (2) The term "director" shall mean any director of a
            corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated;

                  (3) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph (d) of Section 8.08, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security;

                  (4) The term "voting security" shall mean any security
            presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person;

                  (5) The term "Company" shall mean any obligor upon the
            Securities; and

                  (6) The term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

            (e) The percentages of voting securities and other securities specified in this Section 8.08 shall be calculated in accordance with the following provisions:

                  (1) A specified percentage of the voting securities of the
            Trustee, the Company or any other person referred to in this Section
            8.08 (each of whom is referred to as a "person" in this paragraph
            (e)) means such amount of the outstanding voting securities of such person as entities the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person;

                  (2) A specified percentage of a class of securities of a
            person means such percentage of the aggregate amount of securities of the class outstanding;

                  (3) The term "amount," when used in regard to securities,
            means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security;

                  (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                        (i) securities of an issuer held in a sinking fund
                  relating to securities of the issuer of the same class;

                        (ii) securities of an issuer held in a sinking fund
                  relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                        (iii) securities pledged by the issuer thereof as
                  security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                        (iv) securities held in escrow if placed in escrow by
                  the issuer thereof;

            Provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof; and

                  (5) a security shall be deemed to be of the same class as
            another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

      SECTION 8.09. Persons Eligible for Appointment as Trustee. The Trustee for each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State thereof, or of the District of Columbia, shall have a combined capital and surplus of at least $100,000,000, shall be authorized under such laws to exercise corporate trust powers and shall be subject to supervision or examination by Federal, State or District of Columbia authority, if there be such a corporation willing to act upon reasonable and customary terms and conditions. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.10.

      SECTION 8.10. Resignation and Removal; Appointment of Successor Trustee.
(a) The Trustee may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Company and to holders of Securities of the applicable series at their addresses as they shall appear on the register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument in duplicate, executed by order of the Board of Directors, or pursuant to a written instrument executed by one or more duly authorized officers of the Company, one copy of which instrument shall be given to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Security holder who has been a bona fide holder of a Security of the applicable series for at least six months may, subject to the provisions of
Section 7.1 1, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

            In case at any time any of the following shall occur:

            (1) The Trustee shall fail to comply with the provisions of Paragraph (a) of Section 8.08 with respect to any series of Securities after written request therefor by the Company or by any Security holder who has been a bona fide holder of a Security of such series for at least six months; or

            (2) The Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Company or by any such Security holder; or

            (3) The Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver or similar official of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

      then, in any such case, the Company may remove the Trustee with respect to the applicable series and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors or pursuant to a written instrument executed by one or more duly authorized officers of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.11, any Security holder who has been a bona fide holder of a Security of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

      (c) The holders of at least a majority in aggregate principal amount of the Securities of one or more series (each series voting as a class) or all series at the time outstanding (voting as one class) may at any time remove the Trustee with respect to the applicable series or all series, as the case may be, and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in
Section 9.01 of the action in that regard taken by the Security holders.

      (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

      SECTION 8.11. Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 13.04, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 8.06.

      No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 8.11 unless at the time of such acceptance such successor trustee shall not have any conflicting interest as set forth in Section 8.08 and shall be eligible under the provisions of
Section 8.09.

      In case of the appointment hereunder of a successor trustee with respect to Securities of one or more (but not all) series, the Company, the predecessor trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

      Upon acceptance of appointment by a successor trustee as provided in this
Section 8.11, the Company shall give notice thereof to the holders of Securities of any applicable series at their addresses as they shall appear on the register. If the Company fails to give such notice within 15 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

      SECTION 8.12. Merger, Conversion or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall not have any conflicting interest as set forth in Section 8.08 and shall be eligible under the provisions of Section 8.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successors by merger, conversion or consolidation.

      SECTION 8.13. Preferential Collection of Claims Against the Company. (a) Subject to the provisions of paragraph (b) of this Section 8.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in paragraph (c) of this Section 8.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Securities and the holders of other indenture securities (as defined in paragraph (c) of this Section 8.13):

            (1) An amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in clause (2) of this paragraph (a) of this Section 8.13, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

            (2) All property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

            (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities, or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Act or applicable State law;

            (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

            (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in paragraph (c) of this Section 8.13 would occur within four months; or

            (D) to receive payment on any claim referred to in clause (B) or (C) above, against the release of any property held as security for such claim as provided in such clause (B) or (C), as the case may be, to the extent of the fair value of such property.

            For the purposes of clauses (B), (C) and (D) above, property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

            If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Security holders and the holders of other indenture securities in such manner that the Trustee, the Security holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Security holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include. any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the Security holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Security holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

            Any Trustee who has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this paragraph (a) of Section 8.13 as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this paragraph (a) of Section 8.13 if and only if the following conditions exist:

            (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such four months' period; and

            (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

      (b) There shall be excluded from the operation of paragraph (a) of this
Section 8.13 a creditor relationship arising from

            (1) The ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

            (2) Advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Security holders at the time and in the manner provided in this Indenture;

            (3) Disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

            (4) An indebtedness created as a result of services rendered or premises rented or an indebtedness created as a result Of goods or securities sold in a cash transaction as defined in paragraph (c) of this
      Section 8.13;

            (5) The ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

            (6) The acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptance or obligations which fall within the classification of self-liquidating paper as defined in paragraph (c) of this Section 8.13.

      (c) As used in this Section 8.13:

            (1) The term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

            (2) The term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of paragraph (a) of this Section 8.13, and (iii) under which a default exists at the time of the apportionment of the funds and property held in said special account;

            (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

            (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided, however, that the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

            (5) The term "Company" shall mean any obligor upon the Securities.

      SECTION 8.14. Limitation on Role of Trustee in Participating in Solicitation of Consents, Authorizations, Etc. Subject to the provisions of paragraph (b) of Section 6.02 and the provisions of Section 8.01, if the Company or any other person (other than the Trustee) shall wish to communicate with holders of the Securities to solicit or obtain from them any consent, amendment, authorization, proxy, waiver, approval of a plan of reorganization, arrangement, adjustment or composition or other action each of which acts shall herein be called a "Security holder Action"), the Trustee shall have no duty to participate in such communication or solicitation or the processing of responses in any manner except (a) to furnish the rules and regulations and to perform the functions referred to in Sections 9.02, 10.02 and 10.05 and (b) to receive (i) instruments evidencing the Security holder Action together with (ii) the Officers' Certificate and Opinion of Counsel referred to below. The Company hereby covenants that any and all communications and solicitations distributed by it in connection with any Security holder Action will comply in all material respects with applicable law, including without limitation laws concerning adequacy of disclosure. The Trustee shall have no responsibility for the accuracy or completeness of any materials circulated to solicit any Security holder Action nor for any related communications nor for the compliance thereof with applicable law. No Security holder Action shall become effective until the Trustee shall have received from the Company or other person who solicited the Security holder Action (a) the instruments evidencing such Action as provided in
Section 9.01, and (b) (i) (in the case of Security holder Action solicited by the Company or the representative of the Company's estate if the Company is the debtor in any bankruptcy or other insolvency proceeding) an Officers' Certificate and (ii) (in all cases) an Opinion of Counsel, each specifying the Security holder Action taken and stating that such Security holder Action has been duly and validly taken in compliance with this Indenture in all material respects. Such Officers' Certificate, if any, shall also certify that, after giving effect to such Security holder Action, no Event of Default would have occurred and would be continuing or, if continuing, would not have been waived.


                                  ARTICLE NINE

                         CONCERNING THE SECURITY HOLDERS

      SECTION 9.01. Evidence of Action Taken by Security Holders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (i) by any instrument or any number of instruments of similar tenor executed by Security holders in person or by agent or proxy appointed in writing, or (ii) by the record of the holders of Securities voting in favor thereof at any meeting of Security holders duly called and held in accordance with the provisions of Article Ten, or (iii) by a combination of such instrument or instruments and any such record of such a meeting of Security holders.

      SECTION 9.02. Proof of Execution of Instruments and of Holding of Securities. Subject to the provisions of Section 8.01, 8.02, 9.01 and 10.05, proof of the execution of any instrument by a Security holder or his agent or proxy and proof of the holding by any person of any of the Securities shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proven by the register or by a certificate of the Security registrar.

      The record of any Security holders' meeting shall be proved in the manner provided in Section 10.06.

      SECTION 9.03. Holders of Securities May Be Treated as Owners. Prior to due presentation of any Security for registration of transfer, the Company, the Trustee, any paying agent, any conversion agent and any Security registrar may deem and treat the person in whose name such Security shall be registered in the register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone) for the purpose of receiving payment of or on account of the principal of, premium, if any, on and (subject to the provisions of Section 2.10) interest, if any, on such Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any such registered holder, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

      SECTION 9.04. Securities Owned by Company Deemed Not Outstanding. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice.

      SECTION 9.05. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the holders of which have consented to such action may, by filing written notice at the Corporate Trust Office of the Trustee and upon proof of holding as provided in Section 9.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon the Company, the Trustee and the holders of all the Securities affected by such action.

                                   ARTICLE TEN

                           SECURITY HOLDERS' MEETINGS

      SECTION 10.01. Purposes for Which Security Holders' Meetings May Be Called. A meeting of holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Ten for any of the following purposes:

            (a) To give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by Security holders, pursuant to any of the provisions of Article Seven;

            (b) To remove the Trustee and appoint a successor trustee pursuant to the provisions of Section 8.10;

            (c) To consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

            (d) To take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities of any or all series under any other provision of this Indenture or under applicable law.

      SECTION 10.02. Trustee May Call Meeting. The Trustee may at any time call a meeting of Security holders of any or all series to take any action specified in Section 10.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, State of New York, as the Trustee shall determine. Notice of each meeting of the Security holders of any or all series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to the holders of Securities of each series affected, at their last addresses as they shall appear on the register, not less than 20 nor more than 90 days prior to the date fixed for such meeting.

      SECTION 10.03. Company and Security Holders May Call Meeting. The Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of Securities then outstanding of any or all series, may at any time request the Trustee to call a meeting of Security holders of any or all series, as the case may be, to take any action authorized in Section 10.01. Such request shall be in writing, setting forth in reasonable detail the action proposed to be taken at such meeting. If the Trustee shall not give notice of such meeting to the Security holders of the appropriate series within 20 days after receipt of such written request, then the Company or the holders, in the amount specified, may determine the time and the place in the Borough of Manhattan, The City of New York, State of New York for such meeting and may call such meeting by giving notice thereof as provided in Section 10.02.

      SECTION 10.04. Persons Entitled To Vote at Meeting. To be entitled to vote at any meeting of Security holders a person shall (i) be a registered holder of one or more Securities of a series with respect to which the meeting is being held; or (ii) be a person appointed by an instrument in writing as proxy by a registered holder of one or more securities of such series. The only persons who shall be entitled to be present or to speak at any meeting of the Security holders shall be the persons entitled to vote at such meeting and their counsel and any representative of the Trustee and its counsel and any representative of the Company and its counsel.

      SECTION 10.05. Determination of Voting Rights; Conduct and Adjournment of Meeting. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Security holders in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. The holding of Securities and the appointment of any proxy shall be proved in the manner specified in Section 9.02.

      The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Security holders as provided in Section 10.03, in which case the Company or the Security holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of at least a majority in principal amount of the Securities represented at the meeting and entitled to vote.

      Subject to the provisions of Section 10.04, at any meeting each Security holder or proxy shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount for all purposes of this Section 10.05 to be determined as provided in the last paragraph of the definition of the term "outstanding" set forth in Section 1.01) of Securities held or represented by him; provided, however, that no vote shall be cast or counted at the meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote except as a Security holder or proxy. Any meeting of Security holders duly called pursuant to the provisions of Section 10.02 or 10.03 may, by vote of the holders of at least a majority in principal amount of the Securities represented at the meeting and entitled to vote, be adjourned from time to time, and the meeting may be held as so adjourned without further notice. At any meeting of Security holders, the presence of persons holding or representing Securities in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but if less than a quorum be present, the persons holding or representing at least a majority in aggregate principal amount of the Securities represented at the meeting and entitled to vote may adjourn such meeting from time to time with the same effect, for all intents and purposes, as though a quorum had been present; and the meeting may be held as so adjourned without further notice.

      SECTION 10.06. Counting Vote and Recording Action of Meeting. The vote upon any resolution submitted to any meeting of Security holders shall be by written ballots on which shall be subscribed the signatures of the Security holders or proxies and the principal amounts of the Securities being voted by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Security holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.02. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

      Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      SECTION 10.07. Call of Meeting Not To Affect Rights of Trustee and Security Holders. Nothing in this Article Ten contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Security holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Security holders under any of the provisions of this Indenture or of the Securities.

                                 ARTICLE ELEVEN

                             SUPPLEMENTAL INDENTURES

      SECTION 11.01. Supplemental Indentures Without Consent of Security Holders. The Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

            (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets which the Company may desire or be required to convey, transfer, assign, mortgage or pledge;

            (b) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Twelve;

            (c) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the holders of Securities of any or all series of Securities (and if such covenants are to be for the benefit of less than all series of Securities stating that such covenants are expressly included for the benefit of such series only), and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may provide for notice or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the holders of at least a majority in aggregate principal amount of the Securities of any or all series at the time outstanding to waive such an Event of Default;

            (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Securities;

            (e) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with Securities issued hereunder in fully registered form, and to make all appropriate changes for such purpose;

            (f) to establish the form or terms of Securities of any series as permitted by Section 2.02;

            (g) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 8.11; and

            (h) to conform to any mandatory provisions of law.

      The Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Any supplemental indenture authorized by the provisions of this Section
11.01 may be executed without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of
Section 11.02.

      SECTION 11.02. Supplemental Indentures With Consent of Security Holders. With the consent (evidenced as provided in Section 9.01) of the holders of not less than 662/3% in aggregate principal amount of the Securities at the time outstanding of all series affected by such supplemental indenture (voting as a single class), the Company, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon acceleration of maturity thereof pursuant to Section 7.01 of the Indenture or the amount thereof provable in bankruptcy pursuant to Section 7.02 of the Indenture, or alter the provisions of the Indenture relating to the conversion of any series of Securities so as to affect the rights of any holder of such series adversely, or impair or affect the right of the holder of any such Security to institute suit for the payment of the principal of (including any sinking fund payment) and premium, if any, and interest, if any, on any such Security on or after the due date thereof, without the consent of the holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Securities at the time outstanding of each series affected.

      Upon the request of the Company, accompanied by a copy of a resolution of the Board of Directors certified by the secretary or an assistant secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Security holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

      It shall not be necessary for the consent of the Security holders under this Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 11.02, the Company shall give notice thereof to the holders of Securities of each series affected thereby at their addresses as they shall appear on the register, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      SECTION 11.03. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Eleven or
Section 12.01, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      SECTION 11.04. Documents To Be Given to Trustee. The Trustee, subject to the provisions of Section 8.01, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article Eleven.

      SECTION 11.05. Notation on Securities in Respect of Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Eleven or after any action taken at a Security holders' meeting pursuant to Article Ten may bear a notation in form approved by the Trustee as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such series then outstanding.

      SECTION 11.06. Waiver of Compliance by Security Holders. Anything in this Indenture to the contrary notwithstanding, any of the acts which the Company is required to do, or is prohibited from doing, by any of the provisions of this Indenture may, to the extent that such provisions might be changed or eliminated by a supplemental indenture pursuant to Section 11.02 upon consent of holders of not less than 66 2/3% in aggregate principal amount of the then outstanding Securities of the series affected, be omitted or done by the Company, if there is obtained the prior consent or waiver (evidenced as provided in Section 9.01) of the holders of at least 66 2/3% in aggregate principal amount of the then outstanding Securities of such series.

                                 ARTICLE TWELVE

                          CONSOLIDATION, MERGER OR SALE

      SECTION 12.01. Company May Consolidate, Merge or Sell on Certain Terms. Nothing contained in this Indenture or in the Securities shall be deemed to prevent the consolidation or merger of the Company with or into any other corporation organized under the laws of the United States, any State thereof or the District of Columbia, or the merger into the Company of any other corporation, or the sale by the Company to any corporation organized under the laws of the United States, any State thereof or the District of Columbia of its property and assets as, or substantially as, an entirety, or otherwise; provided, however, (a) that, in case of any such consolidation or merger, the corporation resulting from such consolidation or any corporation other than the Company into which such merger shall be made shall succeed to and be substituted for the Company with the same effect as if it had been named herein as a party hereto and shall become liable and be bound for, and shall expressly assume, by a supplemental indenture hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest, if any, on all the Securities then outstanding and the performance and observance of each and every covenant and condition of this Indenture on the part of the Company to be performed or observed and (b) that, as a condition of any such sale of the property and assets of the Company as, or substantially as, an entirety, the corporation to which such property and assets shall be sold shall
(i) expressly assume, as a part of the purchase price thereof, the due and punctual payment of the principal of and premium, if any, and interest, if any, on the Securities then outstanding and the performance and observance of all the covenants and conditions of this Indenture on the part of the Company to be performed or observed, and (ii) simultaneously with the delivery to it of the conveyances or instruments of transfer of such property and assets, execute and deliver to the Trustee a supplemental indenture hereto, in form satisfactory to the Trustee, whereby such purchasing corporation shall so assume the due and punctual payment of the principal of and premium, if any, and interest, if any, on all the Securities then outstanding and the performance and observance of each and every covenant and condition of this Indenture on the part of the Company to be performed or observed, to the same extent that the Company is bound and liable.

      The Company shall not consolidate with any other corporation or accept a merger of any other corporation into the Company or permit the Company to be merged into any other corporation, or sell its properties and assets as, or substantially as, an entirety, except upon the terms and conditions set forth in this Section. Upon any consolidation or merger, or any sale of the properties and assets of the Company as, or substantially as, an entirety in accordance with the provisions of this Section, the corporation formed by such consolidation or into which the Company shall have been merged or to which such sale shall have been made shall succeed to and be substituted for the Company with the same effect as if it had been named herein as a party hereto and thereafter from time to time such successor corporation may exercise each and every right and power of the Company under this Indenture, in the name of the Company or in its own name; and any act or proceeding by any provision of this Indenture required or permitted to be done by the Board of Directors or any officer of the Company may be done with like force and effect by the like board or officer of any corporation that shall at the time be the successor of the Company hereunder. In the event of the sale by the Company of its properties and assets as, or substantially as, an entirety upon the terms and conditions of this Section, the Company shall be released from all its liabilities and obligations hereunder and under the Securities.

      SECTION 12.02. Officers' Certificate and Opinion Of Counsel To Be Given to Trustee. The Trustee, subject to the provisions of Section 8.01, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger or sale, and any such assumption, complies with the provisions of this Article Twelve.

                                ARTICLE THIRTEEN

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

      SECTION 13.01. Satisfaction and Discharge of Indenture. If at any time (i) the Company shall pay or cause to be paid the principal of and premium, if any, and interest, if any, on all the Securities outstanding of any series hereunder, as and when the same shall become due and payable, or (ii) the Company shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07), or (iii) all the Securities of any series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee as trust funds the entire amount sufficient to pay at maturity or upon redemption all of the Securities of such series not theretofore delivered to the Trustee for cancellation, including principal and premium, if any, and interest, if any, due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) remaining rights of registration of transfer, substitution, conversion and exchange of Securities of such series, (ii) rights hereunder of Security holders to receive payment of principal of and premium, if any, and interest, if any, on the Securities of such series, and other rights, duties and obligations of the Security holders as beneficiary hereof with respect to the amounts, if any, so deposited with the Trustee, (iii) remaining obligations of the Company to make payment hereunder, and (iv) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 14.04 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to Securities of such series. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities of such series.

      SECTION 13.02. Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 13.04, all moneys or U.S. Government Obligations deposited, in respect of Securities of a series, with the Trustee pursuant to
Section 13.01 or 13.05 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular Securities of such series for the redemption or payment of which such moneys or U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest, if any; but such money need not be segregated from other funds except to the extent required by law.

      SECTION 13.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series all moneys then held by any paying agent under the provisions of this Indenture with respect to such series shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

      SECTION 13.04. Return of Moneys Held by Trustee and Unclaimed for Three Years. Any moneys deposited with the Trustee or any paying agent in trust for the payment of the principal of or premium, if any, or interest, if any, on any Securities of any series remaining unclaimed for three years after the date of the maturity of the Securities of such series or the date fixed for the redemption of all of the Securities of such series at the time outstanding or the date such principal or premium, if any, or interest, if any, shall have become due and payable, as the case may be, shall be repaid to the Company by the Trustee or such paying agent on demand and all liability of the Trustee or such paying agent with respect to such trust moneys shall thereupon cease and the holder of any of the Securities of such series shall thereafter look only to the Company for any payment which such holder may be entitled to collect.

      SECTION 13.05. Defeasance Upon Deposit of Moneys or U.S. Government Obligations. At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its respective obligations with respect to any series of Securities on the 91st Day after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 5.05 and 12.01 with respect to any series of Securities at any time after the applicable conditions set forth below have been satisfied:

            (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
      (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of, premium, if any, and interest, if any, on, the Securities outstanding of such series on the dates such installments of interest or principal are due;

            (2) if the Securities of such series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an opinion of counsel of a law firm of nationally recognized standing to the effect that the exercise of the option under this Section 13.05 would not cause such Securities to be delisted;

            (3) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit; and

            (4) the Company shall have delivered to the Trustee an opinion of counsel of a law firm of nationally recognized standing to the effect that holders of the Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of the exercise of the option under this Section 13.05 and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised.

"Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except
(A) the rights of holders of Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of or premium, if any, and the interest, if any, on such Securities when such payments are due; (B) the Company's obligations with respect to such Securities under Sections 2.06, 2.07, 4.02, 5.02 and 13.04; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

      SECTION 14.01. Benefits of Indenture Restricted to Parties and Security Holders. Except as provided in this Article Fourteen, nothing in this Indenture, or in the Securities, express or implied, shall give or be construed to give to any person, other than the parties hereto, and their successors and assigns, and the Security holders, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition and provision herein contained; and all its covenants, conditions and provisions shall be for the sole benefit of the parties hereto and of the holders of the Securities.

      SECTION 14.02. Successors and Assigns. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind and inure to the benefit of its successors and assigns, whether so expressed or not.

      SECTION 14.03. Notices and Demands. Except as provided in paragraph (d) of
Section 7.01, any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company may be given or served by first-class mail, postage prepaid, addressed (until another address of the Company is filed by the Company with the Trustee) to Aetna Life and Casualty Company, 151 Farmington Avenue, Hartford, Connecticut 06156, and marked for the attention of the Treasurer.

      Any notice, direction, request or demand by the Company or any Security holder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office or at the Trustee's agency office located at BancBoston Clearance, Inc., One Exchange Place, 55 Broadway, Third Floor, New York, New York 10006. Attention: Manager.

      Any notice, direction or request by the Company or the Trustee to or upon any Security holder shall be given by first-class mail, postage prepaid, addressed to the Security holders at their addresses as they appear in the register; provided, however, that the Company or the Trustee, upon a good faith determination that mailing is in the circumstances impractical, may give such notice, direction, or request by any other method which, in the reasonable belief of the Company or, in the case of the Trustee, of the Company and the Trustee, is likely to be received by the Security holders.

      Any notice, direction, request or demand, addressed as provided in this
Section 14.03, and given by first-class mail, postage prepaid, shall be conclusively presumed given when mailed.

      SECTION 14.04. Officers' Certificates and Opinions of Counsel; Statements To Be Contained Therein. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture (unless other evidence in respect thereof be herein specifically prescribed) the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

      Each Officers' Certificate or Opinion of Counsel provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (i) a statement that the person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition, (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based, (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with, and (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

      Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an opinion of or representation by counsel, unless such officer knows or in the exercise of reasonable care should know that the opinion or representation with respect to such legal matters upon which his certificate, statement or opinion may be based is erroneous.

      Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters (information with respect to which is in the possession of the Company) upon the certificate, statement, opinion or representation by an officer of the Company, unless such counsel knows or in the exercise of reasonable care should know that the certificate, statement, opinion or representation with respect to such factual matters upon which his certificate, statement or opinion may be based is erroneous.

      Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate, opinion or representation by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows or in the exercise of reasonable care should know that the certificate, opinion or representation with respect to such accounting matters upon which his certificate, statement or opinion may be based is erroneous.

      SECTION 14.05. Payments Due on Saturdays, Sundays and Holidays. In any case where the date of maturity of principal of or premium, if any, or interest, if any, on the Securities or the date fixed for redemption of any Securities or the last day on which a Security holder has the right to convert his Security at a particular conversion price shall not be a business day, then payment of principal or premium, if any, or interest, if any, or conversion may be made on the next succeeding business day with the same force and effect as if made on the date of maturity or the date fixed for redemption or the last date for conversion at such price and no interest shall accrue for the period after such date.

      SECTION 14.06. Conflict of Any Provision of Indenture With Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included herein by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

      SECTION 14.07. Personal Immunity from Liability of Incorporators, Stockholders, Etc. No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Security, or for any claim based thereon, or otherwise in respect of any Security, or based on or in respect of this Indenture or any indenture supplemental hereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.

      SECTION 14.08. Laws of State of New York To Govern. This Indenture and each Security hereunder shall be deemed to be a contract made under the laws of the State of New York and shall be construed for all purposes in accordance with the laws of said State, except to the extent, if any, that Connecticut law applies under mandatory provisions of such law.

      SECTION 14.09. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

      SECTION 14.10. Acceptance of Trust by Trustee. The First National Bank of Boston hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

      SECTION 14.11. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                     AETNA LIFE AND CASUALTY COMPANY


                                     By /s/ GARY G. BENANAV

                                            Vice President-Finance and Treasurer

[CORPORATE SEAL]

Attest: /s/ LOUISE L. MCCORMICK
            Corporate Secretary

                                     THE FIRST NATIONAL BANK OF BOSTON


                                     By /s/ ROBERT J. DUNN

                                            Assistant Vice President

[CORPORATE SEAL]

Attest: /s/ AMY M. AHLES
            Assistant Cashier

STATE OF CONNECTICUT  ) ss.:
COUNTY OF HARTFORD    )

      On this 15th day of January, before me personally came GARY G. BENANAV, to me known, who, being by me duly sworn, did depose and say that he resides at 20 Northmoor Rd., West Hartford, Ct.; that he is a Vice President-Finance and Treasurer of AETNA LIFE AND CASUALTY COMPANY, the insurance corporation described in and which executed the above instrument; that he knows the corporate seal of such corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of such corporation; and that he signed his name thereto by like authority.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[SEAL]

                                       NOREEN M. O'CONNELL
                                          Notary Public

COMMONWEALTH OF MASSACHUSETTS ) ss.:
COUNTY OF SUFFOLK             )

      On this 15th day of January, before me personally came ROBERT J. DUNN, to me known, who, being by me duly sworn, did depose and say that he resides at 1956 Bay Road, Stoughton, Massachusetts; that he is an Assistant Vice President of THE FIRST NATIONAL BANK OF BOSTON, the corporation described in and which executed the above instrument; that he knows the corporate seal of such corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of such corporation; and that he signed his name thereto by like authority.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[SEAL]

                                 CATHY A. THORN
                                  Notary Public